Defiance Retail Kings ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Communication Services - 6.9%
Alphabet, Inc. - Class A	810	$232,924
AST SpaceMobile, Inc. (a)	2,865	237,422
		470,346

Energy - 3.5%
Energy Fuels, Inc. (a)	13,185	240,626

Health Care - 2.9%
TransMedics Group, Inc. (a)	2,010	199,814

Industrials - 16.7%
Bloom Energy Corp. - Class A (a)	1,590	215,429
Kratos Defense & Security Solutions, Inc. (a)	2,820	198,838
Rocket Lab Corp. (a)	3,615	232,156
Symbotic, Inc. (a)	4,980	264,936
Vertiv Holdings Co. - Class A	945	236,798
		1,148,157

Information Technology - 57.2% (b)
Applied Digital Corp. (a)	9,105	216,153
Applied Optoelectronics, Inc. (a)	2,535	214,436
BitMine Immersion Technologies, Inc.	12,000	237,360
Credo Technology Group Holding Ltd. (a)	2,100	197,127
Fastly, Inc. - Class A (a)	10,035	291,617
IREN Ltd. (a)	5,940	203,623
Lam Research Corp.	1,155	246,777
Lumentum Holdings, Inc. (a)	405	284,618
Micron Technology, Inc.	585	197,636
Navitas Semiconductor Corp. (a)	24,390	213,900
Nebius Group NV (a)	2,190	227,234
Ondas, Inc. (a)	24,240	219,130
Rigetti Computing, Inc. (a)	15,240	213,970
Sandisk Corp. (a)	360	228,723
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	735	248,393
Terawulf, Inc. (a)	16,800	242,424
Western Digital Corp.	900	243,441
		3,926,562

Materials - 6.2%
Critical Metals Corp. (a)	27,225	216,167
MP Materials Corp. (a)	4,305	207,759
		423,926

Real Estate - 3.4%
Opendoor Technologies, Inc. (a)	49,770	232,924

Utilities - 3.0%
Oklo, Inc. (a)	4,215	209,022
TOTAL COMMON STOCKS (Cost $8,075,238)		6,851,377

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.3%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (c)	23,774	23,774
TOTAL MONEY MARKET FUNDS (Cost $23,774)		23,774

TOTAL INVESTMENTS - 100.1% (Cost $8,099,012)		6,875,151
Liabilities in Excess of Other Assets - (0.1)%		(4,367)
TOTAL NET ASSETS - 100.0%		$6,870,784

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Defiance Retail Kings ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$6,851,377	$–	$–	$6,851,377
Money Market Funds	23,774	–	–	23,774
Total Investments	$6,875,151	$–	$–	$6,875,151

Refer to the Schedule of Investments for further disaggregation of investment categories.